SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                 0-2722225                  36-3434526
(State of incorporation)        (Commission                (IRS Employer
                                File No.)                 Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

     On August 15, 2005, the Registrant announced its earnings results for its second quarter ended June 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 8.01.  Other Events
------------------------

     On August 15, 2005, the Registrant announced that it and Audax Group, a private equity firm, had agreed to terminate their letter of intent regarding the proposed acquisition of CFC. CFC announced on May 3, 2005 that it entered into the letter of intent to merge with a subsidiary of Audax, subject to completion of final due diligence and negotiation of definitive agreements. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

(c)      Exhibits

         Exhibit No.                                 Description of Exhibit
         ----------                                  ----------------------

            99.1 Press Release by the Registrant, dated August 15, 2005, furnished in accordance with Items 2.02 and 8.01 of this Current Report on Form 8-K.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CFC INTERNATIONAL, INC.

August 15, 2005                    By: /s/   Dennis Lakomy
                                   ------------------------------------------
                                             Dennis Lakomy
                                             Executive Vice President
                                             and Chief Financial Officer